APP Pharmaceuticals, Inc. APP Pharmaceuticals, Inc. Exhibit 99.2

1 1
FORWARD-LOOKING STATEMENTS
The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this presentation include statements regarding our expectations, beliefs, hopes, goals, intentions, initiatives or strategies, including statements regarding the proposed separation of the proprietary product business from the hospital-based business, future capital expenditures required, anticipated research and development and general and administrative expenses, and the projected financial results of New APP.
Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the inability to obtain a favorable private letter ruling from the IRS on the tax-free nature of the transactions; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention; the inability to recognize the benefits of the transactions contemplated by the separation of the businesses; decisions by regulatory authorities regarding whether and when to approve product candidates; regulatory developments (domestic or foreign) involving the company's manufacturing facilities; the market adoption and demand of products; the impact of pharmaceutical industry regulation; the impact of competitive products and pricing; the availability and pricing of ingredients used in the manufacture of pharmaceutical products; the ability to successfully manufacture products in a time-sensitive and cost effective manner; the acceptance and demand of new pharmaceutical products;
and the impact of patents and other proprietary rights held by competitors and other third parties. Additional relevant information concerning risks can be found in the company's Annual Report on Form 10-K for the year ended December 31, 2006 and in other documents it has filed with the Securities and Exchange Commission.

2 2
Table of Contents
Transaction Summary
Company Snapshot
Key Credit Highlights
Company Overview
Financial Overview: 2004 – LTM 9/30/2007E
2007 Projected Financials
Management Biographies
Transaction Summary
Company Snapshot
Key Credit Highlights
Company Overview
Financial Overview: 2004 – LTM 9/30/2007E
2007 Projected Financials
Management Biographies

Transaction Summary Transaction Summary

4 4
Transaction Description
On July 2, 2007, Abraxis BioScience, Inc. ("Abraxis") announced that its board approved the separation of its proprietary business, Abraxis Oncology and Abraxis
Research (the "New Abraxis BioScience"), from its hospital-based business, Abraxis
Pharmaceutical Products ("New APP" or the "Company")
On July 2, 2007, Abraxis BioScience, Inc. ("Abraxis") announced that its board approved the separation of its proprietary business, Abraxis Oncology and Abraxis
Research (the "New Abraxis BioScience"), from its hospital-based business, Abraxis
Pharmaceutical Products ("New APP" or the "Company")
Abraxis BioScience
Shareholders
Pre-Spin Post-Spin
Abraxis Pharmaceutical Products
(APP)
Abraxis Oncology & Abraxis
Research
APP Pharmaceuticals, Inc.
(formerly Abraxis
Pharmaceutical Products)
$150 million Revolver
$1,000 million Term Loan
Abraxis BioScience
Shareholders
Abraxis BioScience
Shareholders
100% 100% 100%
The New Abraxis BioScience
(formerly Abraxis Oncology
& Abraxis Research)
$715 million cash balance

5 5
Strategic Rationale
Benefits:
Enables each stand-alone publicly traded company to:
– Focus on respective pipelines
– Compete more effectively in each specialized marketplace
– Pursue unique strategic initiatives
Allows valuation on pure-play metrics and accommodates
different capital requirements
Unlocking APP Value:
APP will be in a position to maximize its core strength to enhance current product offerings and pursue new opportunities
Unlocking New Abraxis BioScience Value:
Pure-play biotechnology company focused on its
nab
technology
platform, clinical development program and product
commercialization with adequate capital for success

6 6
Transaction Description
The transaction will be structured as a spin-off of the New Abraxis  BioScience
Expected to be a tax-free transaction to Abraxis and its shareholders. On October
5, 2007, Abraxis received a private letter ruling from the Internal Revenue Service regarding the material United States federal income tax consequences of certain aspects of the separation and related transactions
Pro Forma New APP is estimated to generate 9/30/07E LTM Revenue and
Adjusted EBITDA of  $652 million and $263 million, respectively
The financing package represents total leverage of 3.8x based on 9/30/07E LTM
Adjusted EBITDA:
$150 million revolver (the “Revolving Credit Facility”, unfunded at close)
$1,000 million term loan
Approximately $715 million in cash will be used to finance New Abraxis
BioScience’s proprietary pipeline development, commercialization of
Abraxane and future acquisitions
The transaction will be structured as a spin-off of the New Abraxis  BioScience
Expected to be a tax-free transaction to Abraxis and its shareholders. On October
5, 2007, Abraxis received a private letter ruling from the Internal Revenue Service regarding the material United States federal income tax consequences of certain aspects of the separation and related transactions
Pro Forma New APP is estimated to generate 9/30/07E LTM Revenue and
Adjusted EBITDA of  $652 million and $263 million, respectively
The financing package represents total leverage of 3.8x based on 9/30/07E LTM
Adjusted EBITDA:
$150 million revolver (the “Revolving Credit Facility”, unfunded at close)
$1,000 million term loan
Approximately $715 million in cash will be used to finance New Abraxis
BioScience’s proprietary pipeline development, commercialization of
Abraxane and future acquisitions

Company Snapshot Company Snapshot

8 8
Approx. 1,400 employees
9/30/07E LTM Sales = $652 million
100+ marketed products
400+ dosage forms
60+ products in development
29 ANDAs pending
9/30/07E LTM Sales: $213M
55 marketed products
#1 in the U.S. for 15 products
#2 in the U.S. for 10 products
Critical Care
9/30/07E LTM Sales: $54M
16 marketed products
#1 in the U.S. for 5 products
Oncology Anesthetic / Analgesic
9/30/07E LTM Sales:  $202M
11 marketed products
8 products acquired from
AstraZeneca (June 2006)
Anti-Infective
9/30/07E LTM Sales: $183M
21 marketed products
#1 in the U.S. for 8 products
Largest Pure-play US Stand-alone, Hospital-based Injectable
Pharmaceuticals Company
APP has a broadly diversified portfolio

9 9 New APP’s Products Touch Every Aspect of the Hospital Operating Room Emergency Room Pediatrics Cardiac Care Psychiatrics OB/GYN Intensive Care Unit Orthopedics Dialysis Oncology

10 10
Business Strategy
Establish a broad product portfolio that
comprehensively mirrors the U.S.
hospital market demand
Develop injectable products for which
New APP is the exclusive manufacturer
in the United States
Develop difficult to manufacture products
for which there is little or no competition
Develop manufacturing capabilities that
span the entire spectrum of delivery
forms
Secure broad GPO contracting
relationships to create built-in demand
Create a platform for continued growth
and profitability
Establish a broad product portfolio that
comprehensively mirrors the U.S.
hospital market demand
Develop injectable products for which
New APP is the exclusive manufacturer
in the United States
Develop difficult to manufacture products
for which there is little or no competition
Develop manufacturing capabilities that
span the entire spectrum of delivery
forms
Secure broad GPO contracting
relationships to create built-in demand
Create a platform for continued growth
and profitability
Unique injectables platform
Founding Vision:
To “proprietarize” the
injectable
pharmaceutical
business with
differentiated
products and unique
market position

APP’s Key Advantages for Success APP’s Key Advantages for Success

12 12
Key Advantages for Success
Higher Barriers to Entry for Generic Injectables than Solid Oral Products
Increasing Volume of U.S. Injectable Patent Expirations
Market Leading Generic Injectables Company
Differentiated Product Portfolio with Unique Market Position
One of the Most Diverse Injectable Portfolios
#1 in Injectable ANDA Approvals from 2001 - 2007 YTD
Strong Product Development Capabilities and Pipeline
Manufacturing Capabilities Provide a Strategic Competitive Advantage
Excellent GPO & Distribution Relationships
Impressive Record of Revenue Growth
Highly Experienced Management Team
Higher Barriers to Entry for Generic Injectables than Solid Oral Products
Increasing Volume of U.S. Injectable Patent Expirations
Market Leading Generic Injectables Company
Differentiated Product Portfolio with Unique Market Position
One of the Most Diverse Injectable Portfolios
#1 in Injectable ANDA Approvals from 2001 - 2007 YTD
Strong Product Development Capabilities and Pipeline
Manufacturing Capabilities Provide a Strategic Competitive Advantage
Excellent GPO & Distribution Relationships
Impressive Record of Revenue Growth
Highly Experienced Management Team

13 13
Higher Barriers to Entry for Generic Injectables than Solid Oral Products
Development
Challenges
Commercial
Challenges
Manufacturing
Challenges
Higher barriers to entry lead versus Oral Products
Sterile manufacturing standards require special airflow and purification processes, and water for injection
Separate manufacturing facilities required for certain products, including cephalosporins and penicillins, and separate manufacturing areas for cytotoxics
More difficult API sourcing - smaller quantities of product result in fewer competitors and product availability
Certain products can be more challenging (cytotoxics) due to enhanced handling requirements
Few key GPO’s and specialty distributors aggregate purchasing for customers
- Relationships very important
- Broad portfolio enables GPOs to limit numbers of suppliers

14 14
$498
$1,529
$993
$850
$818
$3,006
$2,216
$1,194
$1,303
$1,143
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Increasing Volume of U.S. Injectable Patent Expirations
11            11            11 15             9               5              9   8              14              5
# of Products:
Source:  U.S. FDA Orange Book and APP estimates.  Excludes biologics.  2006 IMS reported sales.
In 2006, the U.S. Generic Injectables Market was Approximately $3 billion
Approximately 98 patent expirations representing approximately $13.6 billion (in 2006 sales)
are scheduled to lose patent protection between 2007 – 2016

15 15
(a) IMS 2007 1H annualized.
(b) 2001 – 10/19/2007.
$0
$200
$400
$600
$800
$1,000
$1,200
0
100
200
300
400
500
600
Dollar Sales Acquisition Unit Sales
Mayne
AZ
Propofol
#1 in ANDA Approvals
(b)
Market Leading Generic Injectables Company
#1 or #2
68%
#3
18%
>3
14%
>
Over 80% of APP’s products rank in the top 3 in both dollar and unit share
New APP Unit Share
(a)
Industry Dollar / Unit Sales
(a)
45
10
10
0
10
20
30
40
50
60
70
New APP
2001 - 2005 2006 2007 YTD
65

16 16
0%
20%
40%
60%
80%
100%
Overall
Market
New APP Bedford Teva /
Sicor
Hospira /
Mayne
Baxter Sandoz
Oncology Anti-infective Critical Care Anesthetics
One of the Most Diverse Injectable Portfolios
Note: Breakdown based on dollar sales.  New APP includes AstraZeneca for the full year 2006.
Source: IMS 2006 full year data
New APP enjoys the most diversified product mix within the injectable space

17 17
#1 in Injectable ANDA Approvals from 2001 - 10/19/2007
Note:  Excludes tentative approvals.
Source:  CDER as of December 31, 2006 / FDA OGD Generic Approvals website as of 2007 YTD
#1 in 2006 U.S. injectable ANDA approvals
45 45
30 30
8
10
7
9
8
5
8
6
6
3
60
45
44
22
16
19
2
1
10
65
0
10
20
30
40
50
60
70
New APP Bedford Teva / Sicor Hospira / Mayne Baxter Sandoz
Cumulative 2001-2005 2006 Approvals 10/19/2007 YTD

18 18
(a)  Includes tentative approvals, YTD as of 10/19/2007.
Source:  Company information, 2006 IMS National Sales Perspective
2006
Branded
Sales:
Number of Products:
12
26
29
14
(a)
Feasibility
Development/Stability
FDA Pending
Approvals
Strong Product Development Capabilities and Pipeline
New APP – robust ANDA pipeline
$1.7bn
$6.4bn
$2.5bn

19 19
Manufacturing Capabilities Provide a Strategic
Competitive Advantage
Developed manufacturing capabilities that span the entire spectrum of delivery forms
Over $130 million of capital invested over the past 5 years to boost manufacturing capacity and establish a platform to support future growth
Modest future capital expenditures required
Ability to manufacture comprehensive range of injectable products at each site
Four facilities with approx. 700,000 sq ft of U.S. and EU compliant operations
14 lyophilizers
12 vial filling lanes
Capability to produce key products at multiple manufacturing facilities
Only generics company with dedicated cephalosporin manufacturing in U.S.
Over 1,000 employees dedicated to quality manufacturing
State-of-the-art facility in Puerto Rico adds significantly expanded production capacity and adds new manufacturing capabilities

20 20
Excellent GPO & Distribution Relationships
Existing GPO contracts cover
>95% of the acute care market
Existing relationships extend to
other channels (e.g., clinics, home
care, surgi-center)
Big 3 national wholesalers
inventory 95%+ of APP dosage
forms and distribute 80%+ of sales
dollars
Sole source contractual
relationship with US Oncology (900
clinics) and a primary/secondary
position with Oncology Supply
(2,500 clinics) for many oncology
products
Existing GPO contracts cover
>95% of the acute care market
Existing relationships extend to
other channels (e.g., clinics, home
care, surgi-center)
Big 3 national wholesalers
inventory 95%+ of APP dosage
forms and distribute 80%+ of sales
dollars
Sole source contractual
relationship with US Oncology (900
clinics) and a primary/secondary
position with Oncology Supply
(2,500 clinics) for many oncology
products
GPOs
Distribution

21 21
$137
$166
$192
$278
$351
$405
$385
$583
$652
0
100
200
300
400
500
600
700
1999 2000 2001 2002 2003 2004 2005 2006 LTM
Revenue
23% revenue 7-year CAGR from 1999
to 2006
54% Gross margin in 2006
43% Adjusted EBITDA in 2006
Strong cash flow generation
23% revenue 7-year CAGR from 1999
to 2006
54% Gross margin in 2006
43% Adjusted EBITDA in 2006
Strong cash flow generation
Impressive Record of Revenue Growth
Note: LTM is as of 9/30/07E. 2006 includes only six months of results for AstraZeneca

22 22
Highly Experienced Management Team
21 years in the
industry
31 years in the
industry
20 years IT
experience
31 years in the
industry
FRANK
HARMON
COO & EVP
25 years in the
industry
SCOTT
MEACHAM
VP, Sales &
Nat’l Accounts
DEENA
REYES
VP, Marketing
RANDAL
KREIBICH
Director, IT
ROSS
DAVIS
VP & GM, PPC
16 years in the
industry
KATHERINE
GREGORY
VP, Business
Development
Background:
Pharmacia,
Searle,
Monsanto
Background:
Fujisawa, Ortho
(division of J&J),
Schering, Merck
Background:
Guidant
Background:
Cardinal Health,
Aventis-Behring,
Fujisawa, Sanofi
Background:
APP, Fujisawa
Background:
Baxter,
McKesson and
Abbott
PATRICK SOON-SHIONG, M.D.
CEO
RICK MAROUN
General
Counsel
LISA GOPALA
CFO
MITCH CLARK
VP, Global
Regulatory
Affairs
25 years in the
industry
JAMES
CALLANAN
VP, Human
Resources
Background:
ZLB Behring,
Aventis Behring,
Sanofi Animal
Health, Fujisawa
TOM SILBERG
President

Company Overview Company Overview

24 24
Manufacturing
Quality Assurance/
Quality Control
Product
Development
Regulatory Affairs
Business
Development
Supply Chain
Customer Service
Sales & Marketing
New
APP
An Integrated Injectables Business

Product Overview Product Overview

26 26
Differentiated Therapeutic Mix With a Broad Portfolio in Each Category
18
14
13
10
7
5
0
5
10
15
20
New APP Hospira /
Mayne
Baxter Sandoz Bedford Teva /
Sicor
Source: 2006 IMS (excludes systems)
Anti-Infective
Critical Care Oncology
46
38
37
37
21
11
0
9
18
27
36
45
Hospira /
Mayne
Bedford New APP Baxter Teva / Sicor Sandoz
22
18
16
14
8
0
5
10
15
20
25
Bedford Teva /
Sicor
New APP Hospira /
Mayne
Baxter Sandoz
Anesthetic / Analgesic
26
11 11
8
0
3
6
9
12
15
18
Hospira /
Mayne
New APP Baxter Bedford Sandoz Teva /
Sicor
0
0
0

27 27
Anti-Infectives
21 marketed anti-infective products
(a)
#1 in the U.S. for 8 products
(b)
28% CAGR since 1999
12 ANDAs pending and 7 in development
$36
$44
$52
$71
$89
$122
$165
$206
$183
$0
$40
$80
$120
$160
$200
$240
1999 2000 2001 2002 2003 2004 2005 2006 LTM
Note:  LTM figures are as of 9/30/07E and contain estimated Q3 2007 results.
(a) Includes 18 in U.S. and 3 in Canada.
(b) Based on units.
Key Products
Revenues
Vancomycin
Indication: Staph and strep
infections
– Mature generic market
Azithromycin
Indication: Pneumonia
– APP 1st generic to market, plus
one authorized generic and
innovator
Ampicillin / Sulbactam
Indication: Gynecological infections
– Launch into an existing generic
market with one generic player
and innovator
– Recognized supply need

28 28
Acquired 8 marketed anesthetic / analgesic products in
over 100 dosages and formulations from AstraZeneca in
June 2006
5-year supply agreement
Right of first offer to license Naropin and Diprivan ex-
U.S.
Right of first negotiation for authorized generic
injectables in U.S.
Diprivan and Naropin are patent protected
2H06 Revenue of $112mm; 9/30/07E LTM revenue of
$202mm
Demonstrates ability to acquire injectable portfolios
Leverage current marketing, distribution and SAP
infrastructure
Fully integrated within 6 months
Diprivan®
Naropin®
Xylocaine®
Sensorcaine®
EMLA®
Astramorph®
Polocaine®
Nesacaine®
Acquired Products
Anesthetics and Analgesics:
Demonstrated Ability to Leverage Infrastructure for Acquisitions

29 29
Critical Care
60 marketed injectable critical care products
(a)
#1 in the U.S. for 15 products
(b)
#2 in the U.S. for 10 products
(b)
15% CAGR since 1999
8 ANDAs pending and 19 in development
$75
$73
$92
$119
$149
$164
$155
$202
$213
$0
$50
$100
$150
$200
$250
1999 2000 2001 2002 2003 2004 2005 2006 LTM
Note:  LTM figures are as of 9/30/07E and contain estimated Q3 2007 results.
(a) Includes U.S. and Canada portfolio and devices.
(b) Based on units.
Key Products
Revenues
Heparins
Indication: Blood clotting
– Mature generic market with one
other generic player
– Manage product to achieve #1
dollar and unit share position
Hydralazine
Indication: High blood pressure
– New APP holds private label
– #1 dollar and unit share position
Protamine
Indication: Heparin reversal agent
– Exclusive product
– Utilize to enhance GPO
contract position

30 30
Oncology
16 marketed injectable products in 33 dosages and
formulations
#1 in the U.S. for 5 products
(a)
23% CAGR since 1999
9 ANDAs pending and 12 in development
$13
$37
$31
$61
$81
$96
$52
$57
$54
$0
$30
$60
$90
$120
1999 2000 2001 2002 2003 2004 2005 2006 LTM
Note: LTM figures are as of 9/30/07E and contain estimated Q3 2007 results.
(a) Based on units.
Key Products
Revenues
Mesna
Indication: Chemotherapy
– 1st generic to market
– Responding to market needs
drove Mesna market growth
Fluorouracil
Indication: Colon carcinoma
– Mature market
– New APP dominates unit
and dollar share
Ifosfamide
Indication: Colon carcinoma
– 1st generic to market,
overcame citizen’s petition
with 6 months exclusivity

Pipeline overview Pipeline overview

32 32
Industry Leading Product Development Organization
Robust ANDA pipeline currently pending FDA approval
Highly educated and experienced management team and scientists
Over 50% of staff hold advanced degrees (26 people)
Over 50% of staff have over 10 years experience (26 people)
– 20% have over 20 years experience (11 people)
Educational backgrounds include:
– Biochemistry
– Biophysics
– Cell & Molecular Biology
– Organic Chemistry
– Polymer Chemistry
– Pharmaceutics
– Toxicology
Proven track record of success for pipeline development and new product approvals
New development laboratory with state-of-the-art equipment
Robust ANDA pipeline currently pending FDA approval
Highly educated and experienced management team and scientists
Over 50% of staff hold advanced degrees (26 people)
Over 50% of staff have over 10 years experience (26 people)
– 20% have over 20 years experience (11 people)
Educational backgrounds include:
– Biochemistry
– Biophysics
– Cell & Molecular Biology
– Organic Chemistry
– Polymer Chemistry
– Pharmaceutics
– Toxicology
Proven track record of success for pipeline development and new product approvals
New development laboratory with state-of-the-art equipment

33 33
3-6 months 12-18 months 10-15 months
Pipeline Development Cycle
Feasibility
(Financial)
Development /
Stability
(Scientific)
Pending at FDA
(Regulatory)
Market assessment
Financial analysis
Patent clearance
API identified and / or
in testing
Early lab
experimentation
Market assessment
Financial analysis
Patent clearance
API identified and / or
in testing
Early lab
experimentation
Project approved for
development
Project team formed
Full development
activities in progress
and successful
completion of stability
batches
Stability data, reports
and ANDA
documentation
developed for
application
Project approved for
development
Project team formed
Full development
activities in progress
and successful
completion of stability
batches
Stability data, reports
and ANDA
documentation
developed for
application
ANDAs / NDAs
submitted to FDA
Tentative approvals
awaiting final
marketing clearance
Initiated electronic
filing with FDA
ANDAs / NDAs
submitted to FDA
Tentative approvals
awaiting final
marketing clearance
Initiated electronic
filing with FDA

34 34
Growth in New Product Development
3
10
14
14
20
23
30
0
5
10
15
20
25
30
2000 2001 2002 2003 2004 2005 2006
ANDAs Pending at FDA at End of Year
# of ANDA Submissions 10 10 10 13 14 11
# of ANDA Approvals 10 12 5 12 6 10

Manufacturing Overview Manufacturing Overview

36 36
Manufacturing Capabilities Provide a Strategic Competitive Advantage
Comprehensive and diverse injectable manufacturing capabilities include:
Glass and plastic vials
Sterile powders
Liquids
Lyophilized
Aseptic
Terminally sterilized
Syringes
Comprehensive and diverse injectable manufacturing capabilities include:
Glass and plastic vials
Sterile powders
Liquids
Lyophilized
Aseptic
Terminally sterilized
Syringes

37 37
Commercial Manufacturing Facilities
Grand Island, NY Manufacturing Facility
Grand Island, NY Cephalosporin Facility
Melrose Park, IL Manufacturing Facility
(1)
CAPACITY CAPABILITIES
342,000 sq. ft.
(includes all facilities)
Current capacity 160 million
annual units
342,000 sq. ft.
(includes all facilities)
Current capacity 160 million
annual units
Aseptic vial filings
Terminal sterilization
Dedicated cephalosporin
manufacturing
6 lyophilizers
Key products: Oxytocin,
Heparin, Diluents, Abraxane
Aseptic vial filings
Terminal sterilization
Dedicated cephalosporin
manufacturing
6 lyophilizers
Key products: Oxytocin,
Heparin, Diluents, Abraxane
25,000 sq. ft.
Capacity to manufacture 12
million vials annually
25,000 sq. ft.
Capacity to manufacture 12
million vials annually
Dedicated aseptic powder
filling facility and employees
Integrated warehouse and
packaging capabilities
Key products: Cefazolin,
Cefoxitin, Ceftriaxone,
Cefuroxime
Dedicated aseptic powder
filling facility and employees
Integrated warehouse and
packaging capabilities
Key products: Cefazolin,
Cefoxitin, Ceftriaxone,
Cefuroxime
130,000 sq. ft. –
manufacturing, packaging,
laboratory, office and
warehouse
Capacity of 50mm annual units
130,000 sq. ft. –
manufacturing, packaging,
laboratory, office and
warehouse
Capacity of 50mm annual units
Terminal sterilization
6 lyophilizers
Oncology capabilities
Key products: Vancomycin,
Azithromycon, Doxycycline,
Hydralazine,
Oncology products
Terminal sterilization
6 lyophilizers
Oncology capabilities
Key products: Vancomycin,
Azithromycon, Doxycycline,
Hydralazine,
Oncology products
(1) Melrose Park facility will be owned by New Abraxis BioScience. New APP will lease this facility for 4 or 5 years post spin-off during which time, product manufacturing will be transferred to Puerto Rico and Grand Island

38 38
Puerto Rico Manufacturing Facility
272,000 sq. ft. manufacturing
facility (including 90,000 sq. ft.
leased back to Pfizer which will
be conveyed to New Abraxis
BioScience)
51,600 sq. ft. QA & Labs
Current annual capacity: 42mm
units
272,000 sq. ft. manufacturing
facility (including 90,000 sq. ft.
leased back to Pfizer which will
be conveyed to New Abraxis
BioScience)
51,600 sq. ft. QA & Labs
Current annual capacity: 42mm
units
CAPACITY CAPABILITIES INITIAL PRODUCTS
U.S. & E.U. compliant facilities
Aseptic vial filling
2 lyophilizers
Metered dosed inhalers
Full analytical and microbiology
laboratories
U.S. & E.U. compliant facilities
Aseptic vial filling
2 lyophilizers
Metered dosed inhalers
Full analytical and microbiology
laboratories
Doxycycline (approved)
Diphenhydramine
Azithromycin
45 products designated for
transfer to Puerto Rico facility
Doxycycline (approved)
Diphenhydramine
Azithromycin
45 products designated for
transfer to Puerto Rico facility
Acquired in February ‘07 from Pfizer for $32.5 million
Significantly expands production capacity, better
positions New APP for long-term growth
First product approved (CBE-30) February 13, 2007
Product transfers progressing on schedule
Commercial revenue generation Q4 2007
Access to an experienced labor pool
Anticipated preferential tax treatment
EU compliance
Acquired in February ‘07 from Pfizer for $32.5 million
Significantly expands production capacity, better
positions New APP for long-term growth
First product approved (CBE-30) February 13, 2007
Product transfers progressing on schedule
Commercial revenue generation Q4 2007
Access to an experienced labor pool
Anticipated preferential tax treatment
EU compliance

39 39
Manufacturing Summary
Four U.S. and E.U. approved facilities
Highly automated state-of-the-art manufacturing lines designed to:
Minimize standard cost
Deliver consistent high quality products
Dual site manufacturing capability for key products to:
Protect market share
React to market opportunities
Planned capacity to manufacture over 310 million vials annually
Experienced non-union labor force at all facilities
Expansion capabilities at multiple sites to absorb:
Continued product and new platform growth
Potential product acquisitions
Increased market share penetration
Invested over $130 million in infrastructure over the past 5 years, modest future capital expenditures required
Experienced manufacturing team with average of 31 years experience
Four U.S. and E.U. approved facilities
Highly automated state-of-the-art manufacturing lines designed to:
Minimize standard cost
Deliver consistent high quality products
Dual site manufacturing capability for key products to:
Protect market share
React to market opportunities
Planned capacity to manufacture over 310 million vials annually
Experienced non-union labor force at all facilities
Expansion capabilities at multiple sites to absorb:
Continued product and new platform growth
Potential product acquisitions
Increased market share penetration
Invested over $130 million in infrastructure over the past 5 years, modest future capital expenditures required
Experienced manufacturing team with average of 31 years experience

Transaction Transition and Separation Plan Transaction Transition and Separation Plan

41 41
Transition Plan Overview
New APP and New Abraxis BioScience will provide the other party with various services on an interim, transitional basis generally for up to 24 months, and 4 or 5 years in the case of manufacturing related activities
Payments will be based on actual costs for each service
New Abraxis BioScience will provide New APP with the following services:
Legal services (e.g., assistance with SEC filings, labor and employment matters, and litigation support)
Regulatory support for certain products
Financial services
Corporate development
IR and corporate communications
New APP will provide New Abraxis BioScience with the following services:
Regulatory support (including assistance with state and federal license renewals)
Manufacturing and quality assistance and control
Information technology support
Corporate insurance and franchise tax services
Customer service
New APP and New Abraxis BioScience will provide the other party with various services on an interim, transitional basis generally for up to 24 months, and 4 or 5 years in the case of manufacturing related activities
Payments will be based on actual costs for each service
New Abraxis BioScience will provide New APP with the following services:
Legal services (e.g., assistance with SEC filings, labor and employment matters, and litigation support)
Regulatory support for certain products
Financial services
Corporate development
IR and corporate communications
New APP will provide New Abraxis BioScience with the following services:
Regulatory support (including assistance with state and federal license renewals)
Manufacturing and quality assistance and control
Information technology support
Corporate insurance and franchise tax services
Customer service

Financial Overview: 2004 – LTM 9/30/07E Financial Overview: 2004 – LTM 9/30/07E

43 43
The unaudited Summary Income Statement and Quarterly Analysis of New APP were derived from the elimination of the historical results of operations of the business of New Abraxis BioScience, as reflected in the Form 10 Registration Statement of New Abraxis
Inc. filed with the SEC on November 2, 2007, from the historical results of operations of Abraxis BioScience previously filed with the
SEC on Form 10-K for the fiscal year ended December 31, 2006 and on Form 10-Q for the six months ended June 30, 2007
(together with comparisons of the corresponding year to date period in the previous fiscal year).
The projected statements of income for New APP included herein for LTM September 30, 2007, for the three months ended
September 30, 2007, the nine months ended September 30, 2007 and the three months ended December 31, 2007 are estimated and are subject to change.  These projected statements of income were prepared using reasonable assumptions based on current information, however there can be no assurance that these estimates of future results will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. See "Forward-Looking Statements." We do not undertake any obligation to update publicly any forward-looking statement, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events or otherwise.

44 44
Summary Historical Income Statements: 2004 – LTM 9/30/2007E
($ mm) Estimated
Year ending December 31,
Nine months
ended
Six months
ended
LTM
($mm)
2004 2005 2006 9/30/06 E 6/30/07 Q3 07E 9/30/07 E
Revenue
Anti-Infective $122.0 $164.7 $206.1 $152.0 $87.1 $41.3 $182.5
Anesthetic / Analgesic 17.3 14.8 118.5 50.8 87.1 47.1 201.9
Critical Care 164.0 154.6 201.6 140.1 100.4 51.1 213.0
Oncology 96.1 51.8 56.7 40.7 24.7 13.4 54.2
Contract Manufacturing/Other
5.6 (0.8) 0.3 (0.1) 0.3 0.3 0.7
Total revenue $405.0 $385.1 $583.2 $383.5 $299.6 $153.2 $652.5
% growth 15.3% (4.9%) 51.4% - - - -
Gross profit $215.7 $184.6 $317.8 $205.1 $155.2 $72.9 $340.8
% margin 53.3% 47.9% 54.5% 53.5% 51.8% 47.6% 52.2%
SG&A $53.4 $63.0 $67.0 $46.0 $40.6 20.8 $82.5
% margin 13.2% 16.4% 11.5% 12.0% 13.6% 13.6% 12.6%
R&D $16.3 $18.1 $26.9 $17.1 22.5 12.2 $44.6
% margin 4.0% 4.7% 4.6% 4.5% 7.5% 8.0% 6.8%
EBIT $146.1 $103.5 $223.9 $142.0 $92.1 $39.8 $213.8
Depreciation & amortization
8.9 12.4 13.8 10.0 9.0 4.7 17.6
Reported EBITDA $155.0 $115.9 $237.7 $151.9 $101.1 $44.5 $231.4
Adjustments:
Puerto Rico start-up expense 0.0 0.0 11.2 6.9 12.1 6.1 22.6
Melrose Park revalidation 0.0 14.7 0.0 0.0 0.0 0.0 0.0
Separation related expense 0.0 0.0 0.0 0.0 5.4 2.4 7.8
Other 5.5 2.0 3.1 2.1 0.0 0.0 1.0
Adjusted EBITDA $160.5 $132.6 $252.0 $160.9 $118.6 $53.0 $262.7
% margin 39.6% 34.4% 43.2% 42.0% 39.6% 34.6% 40.3%
Capex $21.1 $25.9 $19.6 $12.6 $7.6 $9.1 $23.7
% of sales 5.2% 6.7% 3.4% 3.3% 2.5% 5.9% 3.6%
(a) Historical pro forma financials derived from previously filed SEC documents.  Nine months ended 9/30/2006, Q3 07, and LTM 9/30/07 are estimated.

45 45
Derived EBITDA Calculations : 2004 - 2006
DERIVED EBITDA CALCULATIONS
(unaudited, in thousands, except per share amounts)
New Abraxis APP New Abraxis APP New Abraxis APP
EBITDA CALCULATION:
10K Data Form 10 Data
Adjustment(1)
Derived 10K Data Form 10 Data
Adjustment(1)
Derived 10K Data Form 10 Data
Adjustment(1)
Derived
Net income/(loss) 18,221 $        (76,301) $       (291) $            94,813 $        17,657 $        (12,662) $       (156) $            30,475 $        (46,897) $       (124,551) $     706 $             76,948 $
Interest 96 2,030 (1,934) 5,807 6,276 (469) 9,971 4,342 5,629
Income Taxes 28,345 - 28,345 37,989 478 37,511 29,299 (25,964) 55,263
Depreciation 9,715 2,052 7,663 14,224 2,779 11,445 19,108 5,882 13,226
Amortization - - - -
Amortization of intangibles 1,105 118 987 1,149 274 875 1,608 683 925
Amortization of merger related intangibles - - - - - - 38,275 27,349 10,926
Amortization of merger related inventory step-up - - - - - - 12,480 737 11,743
Amortization of purchased product rights - - - - 8,220 8,220
Merger related in-process R&D charge - - - - - - 105,777 83,447 22,330
Merger transaction expense - - - - 17,954 5,608 12,346
EBITDA 57,482 (72,101) (291) 129,874 76,826 (2,855) (156) 79,837 195,795 (22,467) 706 217,556
- - -
Adjustments for non-recurring items:
Stock compensation (FAS 123(R)) 9,801 3,211 6,590 16,409 6,284 10,125 35,023 26,220 8,803
Minority interest 16,301 - 16,301 25,875 - 25,875 11,383 - 11,383
Loss on early retirement of debt 1,986 - 1,986 - -
Melrose Park revalidation - - 14,689 14,689 - -
ERP Implementation 6,364 887 5,477 - -
Severance - - 4,031 2,039 1,992 - -
Non-recurring legal costs - - 3,100 3,100
Separation related costs - - - - - - - - -
Puerto Rico pre-launch costs - - - - - - 11,246 - 11,246
Adjusted EBITDA 91,934 $        (68,003) $       (291) $            160,228 $      137,830 $      5,468 $          (156) $            132,518 $      256,547 $      3,753 $          706 $             252,088 $
(1) These adjustments are incremental to financials issued in 10K.  As these adjustments are already included in Form 10, they should also be added to APP Derived.
YE 2004 - DERIVED YE 2006 - DERIVED YE 2005 - DERIVED

46 46
Derived EBITDA Calculations: Q1 – Q2 2007
New Abraxis APP New Abraxis APP New Abraxis APP
EBITDA CALCULATION:
10Q Data Form 10 Data
Adjustment(1)
Derived 10Q Data Form 10 Data
Adjustment(1)
Derived 10Q Data Form 10 Data
Adjustment(1)
Derived
Net income/(loss) 11,115 $        (5,671) $         (552) $            17,338 $        23,086 $        (14,534) $       12,447 $        25,173 $        34,201 $        (20,205) $       11,895 $        42,511 $
Interest 3,314 (296) (1) 3,611 4,333 (43) 4,376 7,647 (339) (1) 7,987
Income Taxes 6,197 (3,484) 9,681 9,262 (7,736) 7,874 9,124 15,459 (11,220) 7,874 18,805
Depreciation 6,230 1,999 4,231 7,028 2,237 4,791 13,258 4,236 - 9,022
Amortization - - - - - -
Amortization of intangibles 211 110 101 183 84 99 394 194 - 200
Amortization of merger related intangibles 13,509 9,653 3,856 13,509 9,652 3,857 27,018 19,305 - 7,713
Amortization of merger related inventory step-up - - - - - - -
Amortization of purchased product rights 4,110 4,110 4,110 4,110 8,220 - - 8,220
Merger related in-process R&D charge - - - - - - -
Merger transaction expense - - - - - - - -
EBITDA 44,686 2,311 (553) 42,928 61,511 (10,340) 20,321 51,530 106,197 (8,029) 19,768 94,458
- - -
Adjustments for non-recurring items:
Stock compensation (FAS 123(R)) 9,720 6,503 3,217 7,351 3,955 3,396 17,071 10,458 - 6,613
Minority interest - - - - - - - -
Loss on early retirement of debt - - - - - -
Melrose Park revalidation - - - - - -
ERP Implementation - - - - - -
Severance - - 0 0 0 -
Non-recurring legal costs - - - - - -
Separation related costs 1,357 - 1,357 4,046 4,046 5,403 - - 5,403
Puerto Rico pre-launch costs 5,199 8 5,191 6,897 (113) 7,010 12,096 (105) - 12,201
Adjusted EBITDA 60,962 $        8,822 $          (553) $            52,693 $        79,805 $        (6,498) $         20,321 $        65,982 $        140,767 $      2,324 $          19,768 $        118,675 $
(1) These adjustments are incremental to financials issued in 10K.  As these adjustments are already included in Form 10, they should also be added to APP Derived.
2Q 2007 - DERIVED 1H 2007 YTD - DERIVED 1Q 2007 - DERIVED

2007 Projected Financials 2007 Projected Financials

48 48
Quarterly Analysis
($ mm)
2006 By Quarter 2007 By Quarter
Q1A Q2A Q3A Q4A Total Q1A Q2A Q3E Q4E Total
Core Products
$113.6 $120.0 $108.9 $136.9 $479.5 Revenue $96.2 $123.3 $109.0 $133.0 $461.4
24% 25% 23% 29% 100% % of core products sales 21% 27% 24% 29% 100%
Acquired AA Products
$41.0 $62.8 $103.7 Revenue $44.1 $36.1 $44.2 $44.2 $168.5
40% 60% 100% % of acquired AA sales 26% 21% 26% 26% 100%
Total New APP
$113.6 $120.0 $149.9 $199.7 $583.2 Revenue $140.3 $159.3 $153.2 $177.2 $630.0
19% 21% 26% 34% 100% % of total sales 22% 25% 24% 28% 100%
$60.8 $66.2 $78.0 $112.7 $317.8 Gross profit $70.2 $85.0 $72.9 $92.7 $320.7
54% 55% 52% 56% 54% % margin 50% 53% 48% 52% 51%
$46.6 $51.1 $63.3 $91.2 $252.1 Adjusted EBITDA $52.7 $65.9 $53.0 $78.9 $250.4
41% 43% 42% 46% 43% % margin 38% 41% 35% 45% 40%
Rolling LTM Adj. EBITDA $258.2 $273.0 $262.7 $250.4
% margin 42% 42% 40% 40%

Management Biographies

50 50
Patrick Soon-Shiong, M.D.
Served as Chief Executive Officer (CEO) of Abraxis BioScience since
December 2005 and as Executive Chairman since November 2004
Previously served as the CEO and Chairman of the Board of Directors since inception in March 1996 to November 2004 and as President from
July 2001 to November 2004
From inception to August 1997, Dr. Soon-Shiong also served as Chief
Financial Officer (CFO). From June 1994 to April 2006, Dr. Soon-Shiong
served as President, CFO and a Director of American BioScience, the
then parent Company of Abraxis
Co-inventor of proprietary nanoparticle delivery technology upon which
FDA-approved Abraxane is based
Serves on two advisory boards for the RAND Corporation, the RAND Center for Asia Pacific Policy and the RAND Health Board of Advisors
Served as CEO and Chairman of the Board of Directors of VivoRx, a
biotechnology company, from June 1994 to June 1998
Dr. Soon–Shiong is named as a co inventor on over 50 issued U.S. patents.
He is a fellow of the American College of Surgeons and the Royal College of
Physicians and Surgeons of Canada
Dr. Soon–Shiong holds a degree in Medicine from the University of the
Witwatersrand and a M.S.C. in Science from the University of British
Columbia
Served as Chief Executive Officer (CEO) of Abraxis BioScience since
December 2005 and as Executive Chairman since November 2004
Previously served as the CEO and Chairman of the Board of Directors since inception in March 1996 to November 2004 and as President from
July 2001 to November 2004
From inception to August 1997, Dr. Soon-Shiong also served as Chief
Financial Officer (CFO). From June 1994 to April 2006, Dr. Soon-Shiong
served as President, CFO and a Director of American BioScience, the
then parent Company of Abraxis
Co-inventor of proprietary nanoparticle delivery technology upon which
FDA-approved Abraxane is based
Serves on two advisory boards for the RAND Corporation, the RAND Center for Asia Pacific Policy and the RAND Health Board of Advisors
Served as CEO and Chairman of the Board of Directors of VivoRx, a
biotechnology company, from June 1994 to June 1998
Dr. Soon–Shiong is named as a co inventor on over 50 issued U.S. patents.
He is a fellow of the American College of Surgeons and the Royal College of
Physicians and Surgeons of Canada
Dr. Soon–Shiong holds a degree in Medicine from the University of the
Witwatersrand and a M.S.C. in Science from the University of British
Columbia

51 51
Thomas Silberg
President of Abraxis Pharmaceutical Products (New APP) in
September 2006, after joining Abraxis as Executive Vice President of
Commercial Operations and Operational Excellence in May 2006. Mr.
Silberg is responsible for all global operations for the New APP
Most recently, Mr. Silberg served as Chief Operating Officer of
Tercica, where his direct responsibilities included regulatory, clinical development, medical affairs, manufacturing, quality assurance /
quality control, sales and marketing, business development, and project management
Prior to his work at Tercica, Mr. Silberg was Executive Vice President and Chief Operating Officer of Ligand Pharmaceuticals after serving as Senior Vice President of Commercial Operations
Mr. Silberg began his career in 1972 with Hoffmann-LaRoche, where, over a 27-year span he held a variety of positions and rose through the management ranks to Vice President of Business Operations
Mr. Silberg earned a B.S. in marketing and advertising from the
University of Minnesota
President of Abraxis Pharmaceutical Products (New APP) in
September 2006, after joining Abraxis as Executive Vice President of
Commercial Operations and Operational Excellence in May 2006. Mr.
Silberg is responsible for all global operations for the New APP
Most recently, Mr. Silberg served as Chief Operating Officer of
Tercica, where his direct responsibilities included regulatory, clinical development, medical affairs, manufacturing, quality assurance /
quality control, sales and marketing, business development, and project management
Prior to his work at Tercica, Mr. Silberg was Executive Vice President and Chief Operating Officer of Ligand Pharmaceuticals after serving as Senior Vice President of Commercial Operations
Mr. Silberg began his career in 1972 with Hoffmann-LaRoche, where, over a 27-year span he held a variety of positions and rose through the management ranks to Vice President of Business Operations
Mr. Silberg earned a B.S. in marketing and advertising from the
University of Minnesota

52 52
Frank Harmon
Chief Operating Officer and Executive Vice President of Abraxis
Pharmaceutical Products (New APP) in September 2006, after having joined Abraxis in May 2006 as the Executive Vice President of Global
Operations
Mr. Harmon oversees global manufacturing operations; corporate quality assurance and quality control and the supply chain
organizations as well as generic product development, regulatory affairs and operational excellence
Prior to joining Abraxis, Mr. Harmon was the Senior Vice President of
Manufacturing Operations for the Sterile Technologies Group at
Cardinal Health where he was responsible for multiple sites
throughout the United States and Puerto Rico
Mr. Harmon has also served as Vice President of Biopharmaceutical
Operations for Aventis Behring
Mr. Harmon earned an MBA from St. Louis University and
undergraduate B.S. degrees in biology and chemistry from Western
Kentucky University
Chief Operating Officer and Executive Vice President of Abraxis
Pharmaceutical Products (New APP) in September 2006, after having joined Abraxis in May 2006 as the Executive Vice President of Global
Operations
Mr. Harmon oversees global manufacturing operations; corporate quality assurance and quality control and the supply chain
organizations as well as generic product development, regulatory affairs and operational excellence
Prior to joining Abraxis, Mr. Harmon was the Senior Vice President of
Manufacturing Operations for the Sterile Technologies Group at
Cardinal Health where he was responsible for multiple sites
throughout the United States and Puerto Rico
Mr. Harmon has also served as Vice President of Biopharmaceutical
Operations for Aventis Behring
Mr. Harmon earned an MBA from St. Louis University and
undergraduate B.S. degrees in biology and chemistry from Western
Kentucky University

53 53
Lisa Gopala
Joined the company in July 2006 and was officially appointed Chief Financial
Officer of Abraxis BioScience on August 10, 2006
Ms. Gopala oversees and manages all financial aspects of the company, including accounting, strategic planning and analysis, treasury and tax
Before joining Abraxis, Ms. Gopala served as Executive Vice President and
Chief Financial Officer of Intermix Media, the former holding company of
Myspace.com
Prior to Intermix Media, Ms. Gopala was Vice President of Finance and
Corporate Controller for 8 years at Ticketmaster, an IAC subsidiary
Ms. Gopala also served at International Rectifier; LA Gear; and,
PricewaterhouseCoopers/Arthur Andersen
Ms. Gopala is a certified public accountant and holds a B.S. in business administration from Babson College in Wellesley, Massachusetts
Joined the company in July 2006 and was officially appointed Chief Financial
Officer of Abraxis BioScience on August 10, 2006
Ms. Gopala oversees and manages all financial aspects of the company, including accounting, strategic planning and analysis, treasury and tax
Before joining Abraxis, Ms. Gopala served as Executive Vice President and
Chief Financial Officer of Intermix Media, the former holding company of
Myspace.com
Prior to Intermix Media, Ms. Gopala was Vice President of Finance and
Corporate Controller for 8 years at Ticketmaster, an IAC subsidiary
Ms. Gopala also served at International Rectifier; LA Gear; and,
PricewaterhouseCoopers/Arthur Andersen
Ms. Gopala is a certified public accountant and holds a B.S. in business administration from Babson College in Wellesley, Massachusetts